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                                                                EXHIBIT 10.37
                                                                Page 1


                               STRAIGHT NOTE




   $100,000             South El Monte, California   November 4, 1997
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   For value received, Lee Pharmaceuticals promises to pay Mark DiSalvo or order, at South El Monte, California the sum of ONE HUNDRED THOUSAND DOLLARS, with interest from November 4, 1997, on unpaid principal at the rate of twenty (20) per cent per annum; principal payable on December 1, 1998. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by the trademark in the product brand KLUTCH -Registered Trademark-.

   NOVEMBER 7, 1997                    RONALD G. LEE
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   Date                                Lee Pharmaceuticals - Ronald G. Lee




   NOVEMBER 7, 1997                    MICHAEL L. AGRESTI
   --------------------                --------------------------------------
   Date                                Lee Pharmaceuticals - Michael L. Agresti